Exhibit 99.1
Harrington West Financial Group Martha's Vineyard, MA September 20, 2005 Partners in Community Banking

Craig J. Cerny Chairman and CEO William "Butch" Phillips President and COO 2

o During the course of my remarks today, you will hear me make certain predictive statements regarding our plans and strategies and anticipated financial results to assist you better in understanding our company. o The forward looking statements about future results are not absolute. o Refer to our 10K, 10Q's and 8K's on file with the SEC for further detail in this regard. 3

o Cerny was the managing principal of the bank consulting group of Smith Breeden and Associates, Inc. (SBA) from 1985 to 1996. o Principals of SBA decided to make bank investments o Harrington West was second bank related investment led by Cerny o Harrington West was formed to acquire Los Padres Bank in April 1996 o $140 million in assets o 4 locations on the Central Coast of California o Initial public offering completed on November 12, 2002 o As of June 30, 2005 o $1.1 billion in assets o 15 banking locations in three states of CA , KS and AZ o $91.3 million market cap at August 31, 2005 4

The mission of Harrington West is to be: o growth oriented o 10% plus annual growth in loans and deposits o 20% plus annual growth in trust/investment management fees o high performing on ROE and EPS growth measures o ROE above 15% o EPS growth of 8-15%, depending on the pace of investment spending in new banking offices o diversified and opportunistic o high product value for retail and commercial customers o relationship-driven/consultative service o emphasize safety and community involvement o use modern financial skills in risk management and investments 5

o Commercial banking o Mortgage lending o Commercial o Multi Family o Single Family o Consumer lending concentrating on HELOCs o Full menu of retail and business deposit and cash management products o Trust and investment management through Harrington Wealth Management Company (HWM) 6

Diversified Product Menu Corporate Structure Harrington West Financial Group, Inc. (1996) Los Padres Bank (1983) Banking Units Harrington Wealth Management Company, Inc. (1999) Harrington Bank (DBA) Kansas City Metro (1998) Los Padres Bank Arizona (2002) Los Padres Bank California (1983) *2 banking offices 2 banking offices 11 banking offices * 3rd office to open 1st quarter 2006 7

New Product and Project Timeline 8

o Excellent Market Characteristics o Broad Market Knowledge o Loan Diversification o Local Experience o Shareholder Wealth Creation Options o Centralized Administration 9

o Central Coast of California o Economic Diversity o Banking offices in five of the fastest growing areas in the Central Coast Tri-County area o Market Share o Los Padres Bank ranked 9th in market share in Central Coast of 42 institutions 10

o Johnson County, Kansas of the KC Metro o Affluence - Johnson County ranks 31st in household income of the nation's counties o Growth - Johnson County provided 50% of KC Metro growth but only 25% of the population o Construction Activity o 150,000 housing starts in 2004 o Non-residential construction up 22% through July 31, 2005 o Downtown Revitalization 11

Market Attributes o Scottsdale/Phoenix Metro o Population growth - 100,000 new residents per year o Housing and retail growth o 60,872 housing permits in 2004 o Affordability index at 60.1% despite 47% increase in median home price in the last 12 months - 5.2% for Los Angeles - 33.0% for Las Vegas - 68.0% for Denver - 50.8% for Seattle o Arizona to add 150,000 jobs in 2005, 75,700 in Phoenix metro o Baby boomers moving to the Phoenix metro with significant wealth management needs 12

Management Team o Craig Cerny o 1996 to present - Founder of HWFG, Chairman and CEO o 1992 to 2001 - Chairman and CEO of Harrington Bank of Indiana, sold in January 2002 o 1985 to 1996 - Principal of Smith Breeden Associates Inc. - Bank Consulting/Asset Liability Management o 1978 to 1985 - Finance positions in Hallmark Cards, Inc. and Pizza Hut Restaurants, Inc. o 1978 - MBA in Finance at Arizona State University o 1977 - BS in Finance from Arizona State University 13

Management Team o William "Butch" Phillips o President of HWFG o COO, President and CFO of Los Padres Bank o With Los Padres Bank since formation in 1983 o 26 years banking experience o Local community involvement includes: o Rotary Club International o YMCA o Western Savings and Loan League o Western Independent Bankers o Chamber of Commerce o Historical Society 14

Management Team o Susan Weber o CLO, EVP of Los Padres Bank, responsible for all mortgage related lending operations o With Los Padres Bank since formation in 1983 o 30 years banking experience o Local community involvement includes: o Solvang Theaterfest o National Conference for Community and Justice o YMCA o Solvang Friendship House 15

Management Team o Mark Larrabee o Chief Commercial Lending Officer, President Kansas Region/Harrington Bank o 24 years commercial banking experience o 21 years in the Kansas City banking market o Kansas City native o Business Development o Commercial division to $157 million in loans o Harrington Bank in Kansas to 2 offices and $146 million in net loans o MBA in finance from the University of Missouri, Graduated with a BS in Business from the University of Kansas, Attended Dartmouth College o Local community involvement includes: o American Red Cross o Certified Development Company o Stepladder Fund o CORO Foundation o Chamber of Commerce 16

Mangement Team o Vern Hansen o President Arizona Region o 33 years banking experience o Commercial o Community Banking o 19 years bank management o Business Development o 2 banking offices o $90 million in loans and $47 million in deposits in 2.5 years o BA in Finance from the University of Iowa o Local community involvement includes: o Desert Foothills Choral Foundation o Past President Scottsdale North Rotary Club o Chamber of Commerce Scottsdale 17

Management Team o Richard Harrison - President of Harrington Wealth Management (HWM) o 17 years experience in trust and investment business o Built HWM to $143 million (June 30, 2005) in assets under management o BS Finance from Indiana University o MBA from University of Indianapolis o Graduate of National Graduate Trust School, Northwestern University 18

Deposits by Market June 30, 2005 (in millions) Total deposits $645 million $87 $47 $511 Califonia Kansas Arizona 19

Loans by Market June 30, 2005 (in millions) Total net loans $635 million $90 $146 $399 California Kansas Arizona 20

Net Interest Income and Margin Compounded Annualized Growth Rate from 2000 - 2004 = 20.0% Millions $30 $25 $20 $15 $10 $5 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Net Interest Income Margin 21

Net Interest Margin Composition Composition at June 30, 2005 Quarter Average Balance (In Millions) Average Earning Assets Net Interest Margin Loan Portfolio Investments/Cash $631.2 59.2% 3.91% 434.4 40.8% 1.23% Total $1,065.6 100% 2.82% 22

Net Revenue Compounded Annualized Growth Rate from 2000 - 2004 = 21.3% $35 $30 $25 $20 $15 $10 $5 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 Net Interest Income before Provision Banking Fee Income Net Revenue = Net Interest Income before Provision for Loan Loss plus banking fee income 23

Operating Expenses Compounded Annualized Growth Rate from 2000 - 2004 = 18.3% $20 $15 $10 $5 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 24

Core Income Compounded Annualized Growth Rate from 2000 - 2004 = 26.8% $14 $12 $10 $8 $6 $4 $2 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 Core Income = Net Interest Income plus Fee Income minus Operating Expenses 25

Net Income Compounded Annualized Growth Rate from 2000 - 2004 = 26.0% Millions 0.53% 0.66% 0.68% 0.82% 0.80% 0.78% 0.78% 0.76% $9 $6 $3 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% Net Income ROA (Annualized) 26

Earnings Per Share Compounded Annualized Growth Rate from 2000 - 2004 = 17.6% $0.65 $0.93 $1.15 $1.36 $1.46 $0.72 $0.74 $1.5 $1.0 $0.5 $0.0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 Note: The per share information above has been adjusted for the 6 for 5 stock split in the form of a stock dividend to holders of record on February 25, 2004. 27

Return on Equity 16% 12% 8% 4% 0% 10.47% 13.65% 15.36% 16.37% 16.30% 16.65% 15.39% 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 28

Book Value Per Share $10 $8 $6 $4 2000 2001 2002 2003 2004 YTD June 2005 $6.56 $7.49 $8.18 $9.23 $9.98 $10.46 29

Profit Drivers Mix Change To Higher Spread Earning Loans December 31, 2000 June 30, 2005 1% 4% 1% 17% 50% 27% 50% 14% 12% 4% 17% 41% 12% SFR CRE Multi Family C+I Constr./Land Consumer 30

CRE Loan Mix June 30, 2005 Office Warehouse Mixed-Use Medical Light Industrial Hotel/Motel Retail Self Storage Miscellaneous 8% 16% 3% 35% 7% 3% 6% 10% 12% 31

New Loan Originations Millions $500 $400 $300 $200 $100 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 32

Profit Drivers Mix Change to Lower Cost Deposits December 31, 2000 16% 84% June 30, 2005 29%* 71% *Goal = 40% by 2007 Passbook, Money Market, Personal and Business Checking Term Deposits 33

Profit Drivers Non Costing Deposits Compounded Annualized Groth Rate from 2000 - 2004 = 41.3% $45 $40 $35 $30 $25 $20 $15 $10 $5 $0 2000 2001 2002 2003 2004 June 2005 34

Profit Drivers Fee Income Growth Compounded Annualized Growth Rate from 2000 - 2004 = 41.6% $5 $4 $3 $2 $1 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 Loan/Deposit Mortgage Broker HWM BOLI 35

Profit Drivers Fee Income (Dollars in thousands) June 2005 YTD June 2004 YTD % Change Banking Fee Type Mortgage Brokerage Fees and Prepayment Penalties & Other Loan Fees Deposit, Other Retail Banking Fee & Other Income Harrington Wealth Management Fees BOLI Income, net Total $631 $848 (25.6%) 634 469 35.2% 353 291 21.3% 214 - $1,832 $1,608 13.9% 36

Profit Drivers Credit Quality Maintained Millions $6 $5 $4 $3 $2 $1 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Nonperforming Assets % to Total Assets 37

Profit Drivers HWFG's Investment Portfolio o Strategy: To utilize excess bank capital with a short duration, high quality investment portfolio o Reduce as core banking assets increase o Managed to a 3 to 6 month effective duration o Experience: o CEO spent 20 years of career advising on or managing short-duration mortgage related portfolios o Goal net investment margin: 125 bps over 3 month LIBOR o Composition as of June 30, 2005: % of Total o Home Equity ABS A to AA rated 38% o GNMA One Year ARM's 17% o Private label AAA ARM's 16% o High Coupon Agency Fixed Rate MBS 15% o AAA Rated CMBS 11% o Other 3% 38

Profit Drivers Investment Portfolio Balances Millions $500 $400 $300 $200 $100 $0 2000 2001 2002 2003 2004 YTD June 2004 YTD June 2005 39

Strategic Focus for 2005 and Beyond o Maintain excellent financial and investment performance o Seek growth of deposits and loans at a low double digit pace o Improve core deposit mix o Diversify loan portfolio o Focus on growth of less volatile banking fee income o Deposit fees o Overdraft protection o Brokerage services o Bank Owned Life Insurance o HWM fees o Focus on mortgage banking income from purchase mortgages o Develop Customer Source applications o Track profitable and opportunity customers o Cross selling penetration o Continue implementation of Sales/Service Program. o Open new banking offices -approximately 2 offices every 15 months. 40

Why Invest in Harrington West? o Track record of improving profitability with a growing franchise o Attractive markets and franchises o Credit quality o Opportunistic strategy o Shareholder focused to maximize value with high inside ownership o Risk Management processes are emphasized o Attractive valuation - August 31, 2005 Peer HWFG EPS Multiple (LTM) 16.4x 11.5x Book Multiple 1.82x 1.63x Dividend Yield 2.05% 2.94% Payout (LTM) 34% 32% o Rising Cash Dividend to Shareholders Median of all public banks and thrifts from $500 million to $2 billion in assets per RBC Capital Markets, Inc. *Based on June 30, 2005 financial information using August 31, 2005 stock price of $17.02 per share. 41

Dividend Payout Per Share 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Nov. 2002 Feb. 2003 May. 2003 Aug. 2003 Nov. 2003 Feb. 2004 May. 2004 Aug. 2004 Nov. 2004 Feb. 2005 May. 2005 Aug. 2005 Dividends Dividend Yield Dividends paid and dividend yield does not include special dividend of $.50 paid July 12, 2004 $0.14 $0.12 $0.10 $0.08 $0.06 $0.04 $0.02 $0.00 42

Stock Price $20 $18 $16 $14 $12 $10 $8 11/18/2002 1/18/2003 3/18/2003 5/18/2003 7/18/2003 9/18/2003 11/18/2003 1/18/2003 1/18/2004 3/18/2004 5/18/2004 7/18/2004 9/18/2004 11/18/2005 3/18/2005 5/18/2005 7/18/2005 43

HWFG vs. Bank Composite November 2002 August 2005 HWFG NASDAQ Bank Index +105% +90% +75% +60% +45% +30% +15% +0% -15% 44